BlueLinx Q4 and Full Year 2024 Results Delivering What Matters February 19, 2025 © BlueLinx 2025. All Rights Reserved. 1 EXHIBIT 99.2

This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “could,” “expect,” “estimate,” “intend,” “may,” “project,” “plan,” “should,” “will,” “will be,” “will likely continue,” “will likely result,” “would,” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about our strategy, liquidity, and debt, our long-run positioning relative to industry conditions, future share repurchases, and the information set forth under the heading “First Quarter 2025 Update”. Forward-looking statements in this presentation are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward- looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: adverse housing market conditions; disintermediation risk; consolidation among competitors, suppliers, and customers; our dependence on international suppliers and manufacturers for certain products which exposes us to risks of new or increased tariffs and other risks that could affect our financial condition; pricing and product cost variability; volumes of product sold; competition; the cyclical nature of the industry in which we operate; loss of products or key suppliers and manufacturers; information technology security risks and business interruption risks; effective inventory management relative to our sales volume or the prices of the products we produce; the ability to attract, train, and retain highly qualified associates and other key personnel while controlling related labor costs; potential acquisitions and the integration and completion of such acquisitions; business disruptions; exposure to product liability and other claims and legal proceedings related to our business and the products we distribute; natural disasters, catastrophes, fire, wars or other unexpected events; the impacts of climate change; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; the effects of epidemics, global pandemics or other widespread public health crises and governmental rules and regulations; fluctuations in our operating results; our level of indebtedness and our ability to incur additional debt to fund future needs; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating the business; the potential to incur more debt; the fact that we have consummated certain sale leaseback transactions with resulting long-term non-cancelable leases, many of which are or will be finance leases; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; inability to raise funds necessary to finance a required repurchase of our senior secured notes; a lowering or withdrawal of debt ratings; changes in our product mix; increases in fuel and other energy prices or availability of third-party freight providers; changes in insurance-related deductible/retention reserves based on actual loss development experience; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; the costs and liabilities related to our participation in multi-employer pension plans could increase; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; interest rate risk, which could cause our debt service obligations to increase; and changes in, or interpretation of, accounting principles. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2 Safe Harbor Statement

Opening Remarks 3 Shyam Reddy President & CEO

4 BlueLinx: Delivering What Matters BLUELINX STRATEGIC PRIORITIES

5 ▪ FY 2024 Net sales of $3.0B ▪ FY 2024 Adjusted EBITDA of $131M (1) ▪ Q4 2024 Net Sales of $711M ▪ Adjusted EBITDA of $22M (1) ▪ Specialty products gross margin of 18.4%; structural products gross margin of 10.8% ▪ Specialty product sales comprised approximately 70% of sales and 80% of gross profit in for both Q4 2024 and full year 2024 ▪ Implementing a new master data platform ▪ Launching an e-commerce platform ▪ Establishing our new transportation management system ▪ Portland, OR announced in November 2024 ▪ Limited Capex; EBITDA positive in 2 years ▪ $40-100 million in net sales at maturity • $852M of liquidity – including $506M of cash/cash equivalents • $45M in share repurchases for 2024 ▪ Net leverage ratio of (1.2x) (2) q Delivered strong full year 2022 results q Solid Q4 results highlighted by record cash generation q Remain focused on specialty product growth q Executed strategic capital allocation actions q Further strengthened our financial position ü Delivered solid full year 2024 results given the challenging environment ü Solid Q4 results highlighted by strong gross margins ü Remain focused on specialty product sales growth ü Our digital transformation is well underway ü We announced our first Greenfield with more on the way ü Strong financial position ü (1) See appendix for reconciliations to all non-GAAP measures (2) Does not include finance leases for real property, per the terms of out credit agreement DELIVERING WHAT MATTERS

n Net sales of $3.0B, down 5.9% year-over-year q Full year volume increases offset by market-related pricing pressures n Gross profit of $489M, down 7.2% year-over-year q 16.6% of net sales q 81% of gross profit from specialty products n Gross margin of 16.6%, down 20 bps year-over-year q 19.4% specialty products gross margin q 10.1% structural products gross margin n Net income of $53M and Diluted EPS of $6.19 n Adjusted net income of $55M and Adjusted Diluted EPS of $6.44 (1) n Adjusted EBITDA of $131M, or 4.4% of sales (1) n Generated operating cash of $85M q Free cash flow of $45M (1) q Net leverage ratio of (1.2x) (2) Explosive profitable growth with a highly engaged team  6 FULL YEAR 2024 RESULTS FY 24 Sales by Product Category Specialty Products 69% Structural Products 31% FY 24 Gross Profit by Product Category Specialty Products 81% Structural Products 19% (1) See appendix for reconciliations to all non-GAAP measures (2) Does not include finance leases for real property, per the terms of our credit agreement

n New home starts continue to be volatile q Single-family housing starts expected to be flat to down in 2025 q Multi-family starts expected to decline but at a lower rate than 2024 levels n Home affordability remains challenging q Mortgage rates off historic highs, but still elevated q Home price appreciation n Repair and remodel market expected to improve slightly in 2025(1) q 2024 spending lower than peak 2022 levels q Existing home sales remain low n Long-term trends remain positive Note: Management’s estimate by end market for two-step distribution of building materials (1) Source: Joint Center for Housing Studies at Harvard University 7 U.S. HOUSING INDUSTRY BLUELINX SALES BY END MARKET Repair & Remodel 45% New Home Construction 40% Commercial 15%

Financial Review 8 Kim DeBrock Vice President, Chief Accounting Officer and Interim Principal Financial Officer

n Net Sales decreased 0.3% to $711M q Specialty product sales down 1% q Structural product sales up 1% n Gross Margin of 15.9%, down 70 bps n Adjusted Diluted EPS of $0.61 (1) n Adjusted EBITDA of $22M (1) q Adjusted EBITDA(1) margin of 3.0% n Free Cash Flow of $(2)M (1) q Cash Flow from Operations $19M q Capital Expenditures of $20M 9 FOURTH QUARTER 2024 RESULTS (1) See Appendix for reconciliations for all non-GAAP figures (2) Does not include finance leases for real property, per terms of our credit agreement (( Q4 Commentary $ millions, except per share data and leverage ratios Q4 2024 Q4 2023 Variance Net Sales $711 $713 (0.3)% Gross Profit $113 118 (4.3)% Gross Margin % 15.9% 16.6% (70) bps Adjusted Net Income (1) $5 $26 (80)% Adjusted Diluted EPS (1) $0.61 $2.94 (79)% Adjusted EBITDA (1) $22 $36 (41)% Adjusted EBITDA(1) as a % of Net Sales 3.0% 5.1% (210) bps Free Cash Flow(1) $(2) $67 NA Net Leverage Ratio 0.7x 0.3x 0.4x Net Leverage Ratio per Credit Agreement (2) (1.2x) (1.0x) (0.2x)

$ in millions n Net sales of $484M, down 1% q Driven mainly by price deflation q Specialty is approximately 70% of total net sales n Gross profit of $89M, down 6% q Specialty gross profit 78% of total gross profit n Gross margin of 18.4%, down 100 bps q Within the expected 18% to 19% range Q4 Commentary 10 SPECIALTY PRODUCTS Q4 2024 RESULTS $592 $568 $571 $559 $487 $504 $539 $519 $484 21.1% 18.8% 19.1% 19.8% 19.4% 20.7% 19.3% 19.4% 18.4% Net Sales Gross Margin Rate 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24

$ in millions n Net sales of $227M, up 0.5% q Driven mainly by framing lumber pricing q Year-over-year average pricing for commodities was mixed: Ÿ 12% increase in average price of lumber Ÿ 6% decrease in average price of panels n Gross profit of $25M, up 3% q Structural gross profit 22% of total gross profit n Gross margin of 10.8%, up 20 bps q Above expectation of 9% to 10% Q4 Commentary 11 STRUCTURAL PRODUCTS Q4 2024 RESULTS $256 $230 $245 $251 $226 $222 $229 $228 $227 10.4% 11.7% 11.0% 11.3% 10.6% 10.6% 7.9% 11.0% 10.8% Net Sales Gross Margin Rate 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24

n Net Sales decreased 6% to $3.0B q Specialty product sales down 6% q Structural product sales down 5% n Gross Margin of 16.6%, down 20 bps n Adjusted Diluted EPS of $6.44 (1) n Adjusted EBITDA of $131M (1) q Adjusted EBITDA(1) margin of 4.4% n Free Cash Flow of $45M(1) q Cash Flow from Operations $85M q Capital Expenditures of $40M 12 FULL YEAR 2024 RESULTS (1) See Appendix for reconciliations for all non-GAAP figures (2) Does not include finance leases for real property, per the terms of our credit agreement FY 24 Commentary $ in millions, except per share data, leverage ratios, and Net Sales FY 2024 FY 2023 Variance Net Sales ($ billions) $3.0 $3.1 (6)% Gross Profit $489 $527 (7)% Gross Margin % 16.6% 16.8% (20) bps Adjusted Net Income(1) $55 $103 (46)% Adjusted Diluted EPS(1) $6.44 $11.41 (44)% Adjusted EBITDA(1) $131 $183 (28)% Adjusted EBITDA(1) as a % of Net Sales 4.4% 5.8% (140) bps Free Cash Flow(1) $45 $279 (84)% Net Leverage Ratio 0.7x 0.3x 0.4x Net Leverage Ratio per Credit Agreement(2) (1.2x) (1.0x) (0.2x)

* $350 million revolver less $4 million of reserves and letters of credit; $346 million of net availability n At the end of Q4 2024: § Cash/Cash Equivalents on hand of $506M § Total available liquidity of $852M § Net debt of $(156) million (1) § Net leverage of (1.2x) (1) n No debt maturities until 2029, excluding finance leases (1) Does not include finance leases for real property, per the terms of our credit agreement. See Appendix for reconciliations of non-GAAP measures. ($ millions) undrawn revolver Debt Maturity Schedule (In millions) Note: debt maturity schedule does not include finance lease obligations Net Leverage Ratio (1) 13 BALANCE SHEET $300 $273 $285 $293 $300 $300 $300 Finance Leases Senior Notes Q4 2022 Q4 2023 Q4 2024 0.1 (1.0) (1.2) Net Leverage Q4 2022 Q4 2023 Q4 2024 Gross Debt Structure (in millions)

FY 24 Free Cash Flow Walk $ in millions Net Working Capital Management(1) $ in millions Note: See Appendix for reconciliations for all non-GAAP figures (1) Net working capital includes accounts receivable, inventory, and accounts payable; Return on Working Capital is calculated by dividing trailing twelve month (TTM) Adjusted EBITDA by Net Working Capital as of the end of the period presented or discussed 14 WORKING CAPITAL AND FREE CASH FLOW $584 $531 $484 $459 $414 $487 $452 $432 $412 Total Net Working Capital Return on Working Capital 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 $200 $300 $400 $500 $600 $700 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

INVEST IN THE BUSINESS EXPAND GEOGRAPHIC FOOTPRINT SHARE REPURCHASES OPERATING CASH FLOW FREE CASH FLOW RETURN TO SHAREHOLDERSGROWTH AND MARGIN EXPANSION 15 CAPITAL ALLOCATION FRAMEWORK GUIDING PRINCIPLES n Maintain strong balance sheet and financial stability n Long-term net leverage could increase to at or around 2.0x when considering growth n Invest in business through fluctuating economic cycles n Acquisitions aligned to strategy n Opportunistic share repurchases

Q&A 16

Appendix 17

20-year average (1) Source: Historical data is U.S. Census Bureau; Forecast from John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution (2) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. (3) Source: Historical data is Freddie Mac; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution. Mortgage rates expected to remain above 20-year average Starts expected to be around 20-year average and well above 2009-2011 levels 18 MACRO TRENDS Remodeling spend expected to improve slightly in 2025 20-year average 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 E 20 26 E 20 27 E — 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Total U.S. Single Family Housing Starts (SFHS) Housing starts in thousands(1) 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 LIRA Remodeling Activity Index TTM Moving Total - Dollars in billions(2) 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 P 20 26 P 20 27 P —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 30 Year Fixed Mortgage Rates As of February 2025(3)

Average Q4 24 lumber prices increased 12% year- over-year and increased 12% from Q3 24 (1) Source: Random Lengths and company analysis 19 WOOD-BASED COMMODITY PRICE TRENDS Average Q4 24 panel prices declined 6% year- over-year and increased 7% from Q3 24 484540467 347357344357368400 411 762687 987 1,243 466 702 1,244 797 587 449413408437383 403383385430 20 18 Q 1 20 18 Q 2 20 18 Q 3 20 18 Q 4 20 19 Q 1 20 19 Q 2 20 19 Q 3 20 19 Q 4 20 20 Q 1 20 20 Q 2 20 20 Q 3 20 20 Q 4 20 21 Q 1 20 21 Q 2 20 21 Q 3 20 21 Q 4 20 22 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 23 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 20 24 Q 1 20 24 Q 2 20 24 Q 3 20 24 Q 4 — 200 400 600 800 1,000 1,200 1,400 503 549 483 389373 350 337343 387 401 682713 1,003 1,566 766 715 1,232 874 671 528 499532 636 585 615599 515 549 20 18 Q 1 20 18 Q 2 20 18 Q 3 20 18 Q 4 20 19 Q 1 20 19 Q 2 20 19 Q 3 20 19 Q 4 20 20 Q 1 20 20 Q 2 20 20 Q 3 20 20 Q 4 20 21 Q 1 20 21 Q 2 20 21 Q 3 20 21 Q 4 20 22 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 23 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 20 24 Q 1 20 24 Q 2 20 24 Q 3 20 24 Q 4 — 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Framing Lumber Composite Index $/mbf, Quarterly Average Price(1) As of December 2024 Structural Panel Composite Index $/msf, Quarterly Average Price(1) As of December 2024

The Company reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this presentation. The Company cautions that non-GAAP measures are not presentations made in accordance with GAAP and are not intended to present superior measures of our financial condition from those measures determined under GAAP. Non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. The Company further cautions that its non-GAAP measures, as used herein, are not necessarily comparable to other similarly titled measures of other companies due to differences in methods of calculation. Adjusted EBITDA and Adjusted EBITDA Margin. BlueLinx defines Adjusted EBITDA as an amount equal to net income (loss) plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items. The Company presents Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. Management believes this metric helps to enhance investors’ overall understanding of the financial performance and cash flows of the business. Management also believes Adjusted EBITDA is helpful in highlighting operating trends. Adjusted EBITDA is frequently used by securities analysts, investors, and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. We determine our Adjusted EBITDA Margin, which we sometimes refer to as our Adjusted EBITDA as a percentage of net sales, by dividing our Adjusted EBITDA for the applicable period by our net sales for the applicable period. We believe that this ratio is useful to investors because it more clearly defines the quality of earnings and operational efficiency of translating sales to profitability. Adjusted Net Income and Adjusted Earnings Per Share. BlueLinx defines Adjusted Net Income as net income adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items, further adjusted for the tax impacts of such reconciling items. BlueLinx defines Adjusted Earnings Per Share (basic and/or diluted) as the Adjusted Net Income for the period divided by the weighted average outstanding shares (basic and/or diluted) for the periods presented. We believe that Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are useful to investors to enhance investors’ overall understanding of the financial performance of the business. Management also believes Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are helpful in highlighting operating trends. Free Cash Flow. BlueLinx defines free cash flow as net cash provided by operating activities less total capital expenditures. Free cash flow is a measure used by management to assess our financial performance, and we believe it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures that can be used for, among other things, investment in our business, strengthening our balance sheet, and repayment of our debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities. BlueLinx calculates Net Debt as its total short- and long-term debt, including outstanding balances under our term loan and revolving credit facility and the total amount of its obligations under finance leases, less cash and cash equivalents. Net Debt Excluding Real Property Finance Lease Liabilities is calculated in the same manner as Net Debt, except the total amount of obligations under real estate finance leases are excluded. Although our credit agreements do not contain leverage covenants, a net leverage ratio excluding finance lease obligations is included within the terms of our revolving credit agreement. We believe that Net Debt and Net Debt Excluding Real Property Finance Lease Liabilities are useful to investors because our management reviews both metrics as part of its management of overall liquidity, financial flexibility, capital structure and leverage, and creditors and credit analysts monitor our net debt as part of their assessments of our business. We determine our Overall Net Leverage Ratio by dividing our Net Debt by Twelve- Month Trailing Adjusted EBITDA. Our calculation of Net Leverage Ratio Excluding Real Property Finance Lease Liabilities is determined by dividing our Net Debt Excluding Real Property Finance Lease Liabilities by Twelve-Month Trailing Adjusted EBITDA. We believe that these ratios are useful to investors because they are indicators of our ability to meet our future financial obligations. In addition, our Net Leverage Ratio is a measure that is frequently used by investors and creditors. Our Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities are not made in accordance with GAAP and are not intended to present a superior measure of our financial condition from measures and ratios determined under GAAP. The calculations of our Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities are presented in the table on page 27. Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. 20 Non-GAAP Measures and Supplemental Financial Information

Supplementary Financial Information

Net sales, gross profit dollars, gross profit percentages, sales mix, and gross profit mix by product category by fiscal quarter, Q4 2021 – Q42024

In millions where dollars are presented

	Quarter Ended												
	December 2024	September 2024	June 2024	March 2024	December 2023	September 2023	June 2023	March 2023	December 2022	September 2022	June 2022	March 2022	December 2021
Net sales by category:													
Specialty products	$ 484	$ 519	$ 539	$ 504	$ 487	$ 559	$ 571	$ 568	$ 592	$ 724	$ 788	$ 768	$ 641
Structural products	227	228	229	222	226	251	245	230	256	336	452	534	331
Net sales	$ 711	$ 747	$ 768	$ 726	$ 713	$ 810	$ 816	$ 798	$ 848	$ 1,061	$ 1,239	$ 1,302	$ 973
Net sales mix by category:													
Specialty products	68 %	69 %	70 %	69 %	68 %	69 %	70 %	71 %	70 %	68 %	64 %	59 %	66 %
Structural products	32 %	31 %	30 %	31 %	32 %	31 %	30 %	29 %	30 %	32 %	36 %	41 %	34 %
Gross Profit by category:													
Specialty products	89	$ 100	$ 104	$ 104	$ 95	$ 111	$ 109	$ 107	$ 125	$ 151	$ 180	$ 184	$ 140
Structural products	25	25	18	24	24	28	27	27	27	38	21	107	53
Company gross profit	$ 113	$ 126	$ 122	$ 128	$ 119	$ 139	$ 136	$ 134	$ 151	$ 189	$ 201	$ 291	$ 194
Gross Margin %:													
Specialty products	18 %	19 %	19 %	21 %	19 %	20 %	19 %	19 %	21 %	21 %	23 %	24 %	22 %
Structural products	11 %	11 %	8 %	11 %	11 %	11 %	11 %	12 %	10 %	11 %	5 %	20 %	16 %
Company gross margin %	16 %	17 %	16 %	18 %	17 %	17 %	17 %	17 %	18 %	18 %	16 %	22 %	20 %
% of Gross Profit earned by:													
Specialty products	78 %	80 %	85 %	81 %	80 %	80 %	80 %	80 %	82 %	80 %	89 %	63 %	72 %
Structural products	22 %	20 %	15 %	19 %	20 %	20 %	20 %	20 %	18 %	20 %	11 %	37 %	28 %

Rounded figures in this presentation may not agree to presentation in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere.

BLUELINX

21

Non-GAAP Reconciliation / supplementary financial information *(unaudited)*

Adjusted EBITDA reconciliation by fiscal quarter, Q1 2022 – Q4 2024

In millions where dollars are presented

	Fiscal Quarter											
	4Q 2024	**3Q 2024**	**2Q 2024**	**1Q 2024**	**4Q 2023**	**3Q 2023**	**2Q 2023**	**1Q 2023**	**4Q 2022**	**3Q 2022**	**2Q 2022**	**1Q2022**
Net income (loss)	$ 5	$ 16	$ 14	$ 17	$ (18)	$ 24	$ 24	$ 18	$ 32	$ 60	$ 71	$ 133
Adjustments:												
Depreciation and amortization	9	10	10	9	8	8	8	8	7	7	7	7
Interest expense, net	5	5	5	5	4	6	6	8	9	10	11	11
Provision for (benefit from) income taxes	2	6	5	6	10	9	8	6	9	21	21	48
Share-based compensation expense	1	3	1	2	3	3	2	4	4	2	2	2
Amortization of deferred gain on real estate	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Gain from sales of property	—	—	—	—	—	—	—	—	—	—	—	—
Pension settlement and related expenses[1]	—	(2)	—	—	31	1	1	1	—	—	—	—
Acquisition-related costs[2]	—	—	—	—	—	—	—	—	1	—	—	—
Restructuring and other [3]	—	1	—	1	(1)	1	1	3	2	1	1	2
Adjusted EBITDA	**$ 22**	**$ 37**	**$ 34**	**$ 39**	**$ 36**	**$ 50**	**$ 49**	**$ 47**	**$ 63**	**$ 100**	**$ 112**	**$ 202**
Net Sales	$ 711	$ 747	$ 768	$ 726	$ 713	$ 810	$ 816	$ 798	$ 848	$ 1,061	$ 1,239	$ 1,302
Adjusted EBITDA	$ 22	$ 37	$ 34	$ 39	$ 36	$ 50	$ 49	$ 47	$ 63	$ 100	$ 112	$ 202
Adjusted EBITDA Margin	**3.0 %**	**4.9 %**	**4.5 %**	**5.4 %**	**5.1 %**	**6.2 %**	**6.0 %**	**5.9 %**	**7.4 %**	**9.4 %**	**9.1 %**	**15.5 %**

(1) Reflects expenses related to our previously disclosed settlement of the BlueLinx Corporation Hourly Retirement Plan (defined benefit) in 4Q 2023.
(2) Reflects primarily legal, professional, technology and other integration costs. Certain amounts for periods in fiscal 2023 have been reclassified for Acquisition-related costs and Restructuring and other.
(3) Reflects net losses related to Hurricane Helene in 3Q 2024, severance expenses in 2023 and 2022, and other one-time non-operating items, net. Certain amounts for periods in fiscal 2023 have been reclassified for Acquisition-related costs and Restructuring and other..

Rounded figures in this presentation may not agree to presentation in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere.

BLUELINX
22

Trailing 12-Months Adjusted EBITDA through the end of each fiscal quarter, Q1 2022 – Q4 2024 In millions where dollars are presented 23 Non-GAAP Reconciliation (unaudited) (1) Reflects expenses related to our previously disclosed settlement of the BlueLinx Corporation Hourly Retirement Plan (defined benefit) in 4Q 2023. (2) Reflects primarily legal, professional, technology and other integration costs. Certain amounts for periods in fiscal 2023 have been reclassified for Acquisition-related costs and Restructuring and other. (3) Reflects net losses related to Hurricane Helene in 3Q 2024, severance expenses in 2023 and 2022, and other one-time non-operating items, net. Certain amounts for periods in fiscal 2023 have been reclassified for Acquisition-related costs and Restructuring and other. Rounded figures in this presentation may not agree to presentation in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere. Trailing Twelve Months as of the End of Fiscal Quarter 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 3Q 2023 2Q 2023 1Q 2023 4Q 2022 Net income (loss) $ 53 $ 30 $ 38 $ 48 $ 49 $ 99 $ 134 $ 181 $ 296 Adjustments: Depreciation and amortization 38 37 36 34 32 31 30 29 28 Interest expense, net 19 18 19 21 24 29 34 39 42 Provision for (benefit from) income taxes 18 26 29 32 33 32 44 58 99 Share-based compensation expense 8 10 9 10 12 13 12 12 10 Amortization of deferred gain on real estate (4) (4) (4) (4) (4) (4) (4) (4) (4) Gain from sales of property — — — — — — — — — Pension termination and related expenses(1) (2) 29 32 32 33 2 1 1 — Acquisition-related costs(2) — — — — — 1 1 1 1 Restructuring and other (3) 2 1 — 1 4 6 7 7 6 Adjusted EBITDA $ 131 $ 146 $ 160 $ 174 $ 183 $ 209 $ 259 $ 324 $ 478

Free Cash Flow for fiscal year 2024, 2023 and 2022 In millions 24 Non-GAAP Reconciliation (unaudited) Fiscal Year Ended December 28, 2024 December 30, 2023 December 31, 2022 Net cash provided by operating activities $ 85.2 $ 306.3 $ 400.3 Less: Property and equipment investments (40.1) (27.5) (35.9) Free cash flow $ 45.1 $ 278.8 $ 364.4 Rounding in this table may not agree to presentations in other formats we've published such as earnings news releases, earnings decks, or other similar materials presented elsewhere.

Working capital by fiscal quarter, Q4 2022 – Q4 2024 $ in millions 25 Non-GAAP Reconciliation (unaudited) As of the End of Fiscal Quarter Q4 2024 Q3 2024 Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Accounts Receivable, net $226 $278 $274 $288 $228 $298 $294 $299 $252 Inventories, net 356 341 358 371 344 364 379 409 484 582 619 632 659 572 662 674 708 736 Accounts payable 170 186 179 172 158 202 190 177 152 Net Working Capital $412 $432 $453 $487 $414 $460 $484 $531 $584 Trailing 12 months Adjusted EBITDA $131 $146 $160 $174 $183 $209 $259 $324 $478 Return on Working Capital 32% 34% 35% 36% 44% 45% 54% 61% 82% Rounding in this table may not agree to presentations in other formats we've published such as earnings news releases, earnings decks, or other similar materials presented elsewhere.

Non-GAAP Reconciliation / supplementary financial information *(unaudited)*

Adjusted Net Income and Adjusted Diluted Income per Share reconciliation for the Q4 2024, Q4 2023, FY 2024 and FY 2023

In thousands, except per share amounts

	For the Fiscal Quarter Ended		For the Fiscal Year Ended	
	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
Net income	$ 5,272	$ (18,124)	$ 53,116	$ 48,536
Adjustments:				
Share-based compensation expense	808	2,580	7,749	12,055
Amortization of deferred gains on real estate	(982)	(982)	(3,934)	(3,934)
Gain from sales of property	—	—	(272)	—
Pension settlement and withdrawal costs[1]	(255)	31,034	(2,481)	32,817
Acquisition-related costs	—	186	—	278
Restructuring and other	274	(784)	1,755	3,913
Tax impacts of reconciling items above [2]	38	11,891	(701)	8,962
Adjusted net income	**$ 5,155**	**$ 25,801**	**$ 55,232**	**$ 102,627**
Basic earnings (loss) per share	$ 0.63	$ (2.08)	$ 6.22	$ 5.40
Diluted earnings (loss) per share	$ 0.62	$ (2.08)	$ 6.19	$ 5.39
Weighted average shares outstanding - Basic	8,356	8,704	8,531	8,987
Weighted average shares outstanding - Diluted	8,431	8,757	8,572	8,994
Non-GAAP Adjusted Basic EPS	$ 0.61	$ 2.96	$ 6.47	$ 11.41
Non-GAAP Adjusted Diluted EPS	$ 0.61	$ 2.94	$ 6.44	$ 11.41

(1) Settlement of the defined benefit plan during Q4 2023
(2) Tax impact calculated based on the effective tax rate for the respective reporting period.

Rounding in this table may not agree to presentations in other formats we've published such as earnings news releases, earnings decks, or other similar materials presented elsewhere.

BLUELINX

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Fiscal Year Ended December 28, 2024 December 30, 2023 December 31, 2022 ($ amounts in thousands) Long term debt (1) $ 300,000 $ 300,000 $ 300,000 Finance lease liabilities for equipment and vehicles 49,785 42,252 29,300 Finance lease liabilities for real property 242,758 243,174 243,775 Total debt 592,543 585,426 573,075 Less: available cash and cash equivalents 505,622 521,743 298,943 Net Debt (total debt and all finance leases, excluding cash) $ 86,921 $ 63,683 $ 274,132 Net Debt, excluding liabilities for finance leases for real property $ (155,837) $ (179,491) $ 30,357 Twelve-Month Trailing Adjusted EBITDA (non-GAAP, see above reconciliation) $ 131,356 $ 182,804 $ 477,742 Net Leverage Ratio 0.7x 0.3x 0.6x Net Leverage Ratio Excluding Real Property Finance Lease Liabilities (1.2x) (1.0x) 0.1x Non-GAAP Reconciliation / supplementary financial information (unaudited) The following table presents Net Debt, Net Debt excluding real property finance lease liabilities, Net Leverage Ratio, and Net Leverage Ratio excluding real property finance lease liabilities, for the fiscal year indicated: (1) Our senior secured notes are presented in this table at their face value for the purposes of calculating our net leverage ratio. 27